Exhibit 99.1 Stoke Therapeutics NASDAQ: STOK Edward M. Kaye, M.D. Chief Executive Officer st 41 Annual J.P. Morgan Healthcare Conference January 10, 2023 © Copy © Copy right 20 ri23 ght S20 toke 23 Therape Stoke Therape utics utic1 s

Disclaimer This presentation has been prepared by Stoke Therapeutics, Inc. ( Stoke or us ) for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Stoke or any officer, director, employee, agent or advisor of Stoke. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation speaks only as of the date hereof. Stoke assumes no obligation to publicly update any information or forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, subsequent events, or circumstances after the date hereof, or to reflect the occurrence of unanticipated events. This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the ability of STK-001 to treat the underlying causes of Dravet syndrome and reduce seizures or show improvements in non-seizure comorbidities at the indicated dosing levels or at all, the ability of STK-002 to treat the underlying causes of Autosomal Dominant Optic Atrophy (ADOA), and the timing and expected progress of clinical trials, data readouts and presentations for STK-001 and STK-002. Statements including words such as anticipate, plan, will, continue, expect, or ongoing and statements in the future tens are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they prove incorrect or do not fully materialize, could cause our results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, risks and uncertainties related to: Stoke's ability to advance, obtain regulatory approval of, and ultimately commercialize its produce candidates; the timing of data readouts and interim and final results of preclinical and clinical trials; positive results in a clinical trial may not be replicated in subsequent trials or successes in early stage clinical trials may not be predictive of results in later stage trials; preliminary interim data readouts of ongoing trials may show results that change when such trials are completed; Stoke's ability to fund development activities and achieve development goals into 2025; Stoke's ability to protect its intellectual property; the direct and indirect impacts of the ongoing COVID-19 pandemic and its variants on Stoke's business; and other risks and uncertainties described under the heading Risk Factors in Stoke's Annual Report on Form 10-K for the year ended December 31, 2021, its quarterly reports on Form 10-Q and the other documentation Stoke files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. By attending or receiving this presentation you acknowledge that you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made; you will be solely responsible for your own assessment of the market and our market position; and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Stoke. © Copyright 2023 Stoke Therapeutics 2

OUR GOAL: Upregulate protein expression to treat the underlying cause of severe genetic diseases Stoke’s pipeline offers potential first-in-class disease modifying new medicines for diseases caused by protein insufficiency STK-001 for STK-002 for Autosomal Rett syndrome, And beyond… Dravet syndrome Dominant Optic Atrophy Syngap1 syndrome ~6,500 additional genes (ADOA) with TANGO A severe and progressive Severe and rare genetic target signatures genetic epilepsy neurodevelopmental diseases The most common inherited optic nerve disorder © Copy © Copyri right ght 20 2023 23 S Stoke toke Therape Therapeutic utics s 3 3

Advantages of Stoke’s Approach vs. Other Genetic Approaches Selectively boosts expression No observed unwanted Utility across small and large only in tissues where the off-target genetic effects gene targets and mutations protein is normally expressed Does not Ability to control dose level Simple and scalable alter DNA and duration manufacturing © Copy © Copyri right ght 20 2023 23 S Stoke toke Therape Therapeutic utics s 4 4

Nonsense mediated Nonsense mediated decay (NMD) exon decay (NMD) exon without TANGO-ASO with TANGO-ASO = 50% Increased functional functional protein expression protein © Copyright 2023 Stoke Therapeutics 5 5 NMD: nonsense-mediated decay

Dravet Syndrome: A Severe, Progressive Genetic Epilepsy

STOKE THERAPEUTICS

85%
of cases caused by a **HAPLOINSUFFICIENCY** of the *SCN1A* gene

RESULTING in

50%
$Na_V1.1$ protein expression

1 out of 16,000
babies are born with Dravet syndrome

Up to 20% of children and adolescents with Dravet syndrome die before adulthood, due to SUDEP[1], prolonged seizures, seizure-related accidents or infections

Seizures are not adequately controlled in **90%** of people with Dravet syndrome

~35,000
people affected in the U.S., Canada, Japan, Germany, France and the UK



Dravet syndrome is not concentrated in a particular geographic area or ethnic group

[1] Sudden Unexpected Death in Epilepsy

Sources: *2018 Health Advances Report*; Djémié et al., *Molecular Genetics & Genomic Medicine*, 2016; Lagae et al., *Developmental Medicine & Child Neurology*, 2017; Nabbout et al., *Orphanet Journal of Rare Diseases*, 2013

© Copyright 2023 Stoke Therapeutics
6

Current Treatment Paradigm is Burdensome and Ineffective Most patients end up on 3 or more anti-seizure medicines (ASM) Clinician perspectives on current treatment options Dravet Syndrome Treatment “Eliminating seizures is not possible. We strive for balance Diagnosis between seizure frequency, duration, and quality of life. Parents tolerate more seizures if it enables normal social activity.” st 1 Line ASM 1 (4-8 weeks) “Patients are never well-controlled on one drug. After ASM 1 nd 2 Line a month or two establishing efficacy, dosing, and comfort, Add on (4-16 weeks) we always add at least a second.” ASM 2 Add on Switch ASM 1 ASM 2 ASM 1 “ASMs are notorious for side effects, which is a big reason rd 3 Line ASM 2 ASM 3 ASM 3 (1-6 months) we switch drugs so frequently.” ASM 3 Add on Add on Add on Switch Switch Switch th 4 Line (1-6 months) And © Copyright 2023 Stoke Therapeutics 7 beyond…

Our Goal: Transform the Treatment of Dravet Syndrome by Targeting the Underlying Cause of the Disease, Not Just the Seizures Multiple medicines available for No medicines available for Seizure management Syndrome management Available medicines used to control seizures: STK-001 • Acetazolamide• Felbamate• Rufinamide • Benzodiazepines• Fenfluramine• Stiripentol The only potential disease-modifying • Brivaracetam• Lamotrigine• Topiramate • Cannabidiol• Levetiracetam• Valproate products approach currently in the clinic • Carbamazepine• Mesuximide• Zonisamide • Clobazam• Oxcarbazepine • Ethosuximide• Phenytoin Despite these treatments, seizures are not adequately controlled in 90% of patients © Copyright 2023 Stoke Therapeutics 8

Our entire life has been impacted by this diagnosis. Our family has been disrupted. Our livelihood has been impacted. “ ” Our future is unknown, and the unknown can be so consuming. – Jennifer MK., Mom of Daughter with Dravet syndrome Voice of the Patient Report Published by the Dravet Syndrome Foundation, May 2022 © Copy © Copyri right ght 20 2023 23 S Stoke toke Therape Therapeutic utics s 9 9

Dravet Syndrome is More Than “Just Seizures” Movement & Balance Intellectual Disability & Developmental Delays “We're disappointed when [our son’s] physical activity is limited and the short “Over time, we have seen slow, steady walk or visit that we plan with his decline in all areas, from speech, to mobility, grandmothers must now be changed to a endurance, loss of energy, tolerance for longer wheelchair ride.” stimulation, stamina, etc.” Language & Speech Sleep Abnormalities Disturbances “Every single night, he has seizures in his sleep. In addition to all of the other comorbidities of “At age 19, [our son] stopped talking, DS, he's robbed of the basic human necessity seemingly losing his capacity for speech of getting a good night's sleep. This impacts our overnight. Most days he is silent, and though entire family, as it is hard to function on he can understand simple conversation he is so little sleep day after day. largely unable to express himself.” © Copyright 2023 Stoke Therapeutics 10 Source: Voice of the Patient Report Published by the Dravet Syndrome Foundation, May 2022

Potential disease-modifying gene therapies in SCN1A-positive Dravet syndrome….include antisense oligonucleotide (STK-001)…are positioned to improve not only seizure control, but by targeting the underlying cause and restoring native “ ” gene expression, could also address the equally important comorbidities that so often negatively impact patients living with epilepsy. – Joseph E. Sullivan, M.D., Professor of Neurology and Pediatrics and Director of the Pediatric Epilepsy Center of Excellence at the University of California San Francisco, and a prominent researcher into Dravet syndrome Genetic Testing in Patients With Epilepsy May Impact Treatments and Improve Outcomes, Sullivan, JAMA Neurology, 2022 © Copy © Copyri right ght 20 2023 23 S Stoke toke Therape Therapeutic utics s 11 11

Preclinical Findings Support Disease Modifying Potential of STK-001

STOKE THERAPEUTICS

Significant reductions in premature mortality and seizure frequency in DS mice after a single dose



100
80
60
40
20
0
Survival (%)
p<0.0001
PBS wild-type (n=46)
STK-001 wild-type (n=27)
STK-001 SCN1a+/- (n=34)
PBS SCN1a+/- (n=62)
0 10 20 30 40 50 60 70 80 90
Postnatal days

- Single dose restores $Na_V1.1$ to near-normal levels for >3 months in DS mice
- Achieves broad distribution and increases $Na_V1.1$ protein expression in NHPs
- NHP toxicology studies support current clinical dosing

Science Translational Medicine AAAS

Sources: Antisense oligonucleotides increase Scn1a expression and reduce seizures and SUDEP incidence in a mouse model of Dravet syndrome. *Sci. Transl. Med.* 12, eaaz6100 (2020). Targeted Augmentation of Nuclear Gene Output (TANGO) of SCN1A reduces seizures and rescues parvalbumin positive interneuron firing frequency in a mouse model of Dravet syndrome (AES 2020). TANGO oligonucleotides for the treatment of Dravet Syndrome: Safety, biodistribution and pharmacology in the non-human primate (AES 2019).

© Copyright 2023 Stoke Therapeutics

12

Reductions in Convulsive Seizure Frequency Observed in Patients Treated With STK-001 On Top of Multiple Anti-Seizure Medicines All Ages Combined by Cohort 0 -15 -20.1% (n=17) -30 -40.6% (n=4) -45 20mg 30mg 45mg -55.2% (n=6) -60 Day 29 to 140 or 168 >50% of patients were taking concomitant fenfluramine © Copyright 2023 Stoke Therapeutics 13 Source: MONARCH and ADMIRAL Interim Analyses: Phase 1/2a Studies Investigating Safety and Drug Exposure of STK-001, an Antisense Oligonucleotide (ASO), in Children and Adolescents with Dravet Syndrome (DS) (AES 2022). Median % Change from Baseline

Reductions in Convulsive Seizure Frequency Observed Across Age Groups Taking Multiple Doses of STK-001 74% Median seizure reduction observed in younger patients 2-12y Combined by Cohort 13 - 18/<18y Combined by Cohort 0 0 -20.1% (n=7) -25 -25 -26.8% -23.4% (n=10) (n=2) -40.6% -39.7% (n=2) (n=4) -50 -50 -73.6% (n=2) -75 -75 Day 29 to 140 or 168 Day 29 to 140 or 168 20mg 30mg 45mg © Copyright 2023 Stoke Therapeutics 14 Source: MONARCH and ADMIRAL Interim Analyses: Phase 1/2a Studies Investigating Safety and Drug Exposure of STK-001, an Antisense Oligonucleotide (ASO), in Children and Adolescents with Dravet Syndrome (DS) (AES 2022). Median % Change from Baseline Median % Change from Baseline

67% (4/6) Patients Experienced >50% Reduction in Convulsive Seizure Frequency with Three Doses of STK-001 (45mg) Reductions began after the first dose and continued with additional treatment 50 50 45 mg MAD (n=6,6,6,6,6,4) 45 mg MAD 13-18/<18y 23.8 45 mg MAD 2-12y 0 0 -26.7 -50 -50 -52.8 -57.5 -72.5 -89.6 -100 -100 D1-28 D29-56 D57-84 D85-112 D113-140 D141-168 4/6 patients were taking concomitant fenfluramine Convulsive Seizure Frequency All Ages © Copyright 2023 Stoke Therapeutics 15 Source: MONARCH and ADMIRAL Interim Analyses: Phase 1/2a Studies Investigating Safety and Drug Exposure of STK-001, an Antisense Oligonucleotide (ASO), in Children and Adolescents with Dravet Syndrome (DS) (AES 2022). % Change from Baseline to Day 29-140/168 Median % Change from Baseline

Reductions in Seizure Frequency Were Maintained with Ongoing STK-001 Treatment Convulsive Seizure Frequency 50 25 0 -25 -50 -75 -100 Day Day Day Day Day Day Weeks Weeks Weeks Weeks Weeks Weeks Weeks Weeks 1-28 29-56 57-84 85-112 113-140 141-168 1-4 5-8 9-12 13-16 1-4 5-8 9-12 13-16 MONARCH Post Dose 1 Post Dose 2 Post Dose at D1 SWALLOWTAIL SWALLOWTAIL 30mg 30mg 30mg No exclusions for AED modification Source: SWALLOWTAIL: An Open-Label Extension (OLE) Study for Children and Adolescents with Dravet Syndrome (DS) who Previously Participated in a Study of Antisense © Copyright 2023 Stoke Therapeutics 16 Oligonucleotide (ASO) STK-001 (AES 2022). Median % Change from MONARCH Baseline in Convulsive Seizure Frequency (n=4)

Improvements in Non-Seizure Comorbidities Measured by the BRIEF-P Indicate the Potential for Disease Modification

STOKE THERAPEUTICS

BUTTERFLY
An observational study of Dravet Syndrome patients


No STK-001
Mean Change from Baseline to Month 12 (SD)
20
10
0
-10
-20
-30
-40
Overall (n=26)

swallowtail
A DRAVET SYNDROME EXTENSION STUDY


All Doses = 30mg of STK-001
Mean Change from Baseline (SD)
20
10
0
-10
-20
-30
-40
Week 16 (n=8)
Week 32 (n=5)

● ISCI (Inhibit + Emotional Control) ■ FI (Shift + Emotional Control) ▲ EMI (Working Memory + Plan/Organize) ▼ Global Executive Composite

As measured by Behavior Rating Inventory of Executive Function–Preschool Version, an assessment of pediatric executive function.

Sources: Twelve-month Analysis of BUTTERFLY: An Observational Study to Investigate Cognition and Other Non-seizure Comorbidities in Children and Adolescents with Dravet Syndrome (DS) (AES 2022). SWALLOWTAIL: An Open-Label Extension (OLE) Study for Children and Adolescents with Dravet Syndrome (DS) who Previously Participated in a Study of Antisense Oligonucleotide (ASO) STK-001 (AES 2022).

© Copyright 2023 Stoke Therapeutics

17

Summary of Key Ph1/2a Interim Data Single and multiple doses of STK-001 up to 45mg ✓ were well-tolerated 55% median reduction in convulsive seizure STK-001 Has Potential to frequency observed in patients treated with three ✓ doses of STK-001 (45mg) Address the Genetic Cause Reductions in seizure frequency were maintained of Dravet Syndrome ✓ with ongoing treatment Early indication of improvements in non-seizure ✓ comorbidities as measured by BRIEF-P* *Behavior Rating Inventory of Executive Function–Preschool Version, an assessment of pediatric executive function Sources: MONARCH and ADMIRAL Interim Analyses: Phase 1/2a Studies Investigating Safety and Drug Exposure of STK-001, an Antisense Oligonucleotide (ASO), in Children and © Copy © Copyri right ght 20 2023 23 S Stoke toke Therape Therapeutic utics s 18 18 Adolescents with Dravet Syndrome (DS) (AES 2022). SWALLOWTAIL: An Open-Label Extension (OLE) Study for Children and Adolescents with Dravet Syndrome (DS) who Previously Participated in a Study of Antisense Oligonucleotide (ASO) STK-001 (AES 2022).

Our Pipeline of First-in-Class Disease Modifying Potential Medicines PROGRAM TARGET DISCOVERY & PRECLINICAL PHASE 1/2 PHASE 3 PARTNER Central Nervous System 100% Stoke Dravet Syndrome SCN1A STK-001 Global Stoke : Acadia SYNGAP1 SYNGAP1 Syndrome 50:50 Acadia Rett Syndrome MECP2 Worldwide License Acadia Undisclosed Undisclosed Worldwide License Ophthalmology 100% Stoke OPA1 STK-002 ADOA Global © Copyright 2023 Stoke Therapeutics 19 ADOA: Autosomal dominant optic atrophy

2023 Priorities

Advance STK-001 for Dravet Syndrome to Pivotal

- 45mg clinical data anticipated in mid-2023
- 70mg clinical data anticipated in second half of 2023
- Complete Phase 1/2a in 2023 to enable a Phase 3 program in 2024

Advance STK-002 for ADOA

- Submit CTA in the UK in the first half of 2023 to enable Phase 1/2 start in 2024

Develop & Expand Pipeline

- Expand TANGO ASOs as a first-in-class disease-modifying approach for additional genetic diseases
- Execute on collaboration with Acadia to advance Rett syndrome and Syngap1 syndrome programs

ADOA: Autosomal dominant optic atrophy

© Copyright 2023 Stoke Therapeutics

20

Current Liquidity Anticipated to Fund Operations into 2025 $252.2M 39.4M Cash, Cash Equivalents, Common Shares Outstanding Marketable Securities, and Restricted Cash as of 9/30/2022 as of 9/30/2022 © Copy © Copyri right ght 20 2023 23 S Stoke toke Therape Therapeutic utics s 21 21

© Copyright 2023 Stoke Therapeutics 22

Q&A © Copyright 2023 Stoke Therapeutics 23